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EXHIBIT 10.41


   AMENDMENT TO THE HORSESHOE GAMING HOLDING CORP. DEFERRED COMPENSATION PLAN

        WHEREAS, Horseshoe Gaming Holding Corp. ("the "Employer") heretofore adopted the Horseshoe Gaming Holding Corp. Deferred Compensation Plan (the "Plan"); and

WHEREAS, the Employer reserved the right to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended, effective as of November 1, 2000, as follows:

1. Section 4 of the Plan is hereby amended by adding the following paragraph to the conclusion of said Section:

        "Notwithstanding the foregoing, a Participant may elect to defer a percentage (up to one hundred percent (100%)) of any extraordinary compensation to be paid on his or her behalf in the form of an unscheduled bonus for a Plan Year."

2. Except as hereinabove amended, the provisions of the Plan shall continue in full force and effort.


IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Amendment to be executed on the 1st day of April, 2000.


                                            HORSESHOE GAMING HOLDING CORP.


                                            By: /s/ Kirk C. Saylor
                                                --------------------------------

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                               SECOND AMENDMENT OF
                       THE HORSESHOE GAMING HOLDING CORP.
                           DEFERRED COMPENSATION PLAN

        This Second Amendment of The Horseshoe Gaming Holding Corp. Deferred Compensation Plan is hereby adopted by The Horseshoe Gaming Holding Corp. ("Company").

                                   BACKGROUND

        A. The Company established The Horseshoe Gaming Holding Corp. Deferred Compensation Plan ("Plan"), and last restated the Plan, effective April 1, 2000.

        B. The Company reserved the right to amend the Plan pursuant to Section 16, thereof.

        C. The Company now wishes to amend the Plan to provide a method to a select group of management and highly compensated employees of the Company to transfer vested stock appreciation rights ("SAR") to this Plan.

                                    AMENDMENT

        THEREFORE, the Company hereby amends the Plan, as follows:

        1. Section 2 is amended by the addition of the following definitions to the end thereof:

            2.11 "Holder" means an individual in agreement with the Company concerning one or more SARs.

            2.12 "SAR" means a stock appreciation right under a SAR Agreement.

            2.13 "SAR Agreement" means an agreement under the Horseshoe Gaming Holding Corp. Equity Incentive Plan between The Horseshoe Gaming Holding Corp. and the Holder of the SAR.

        2. Section 4 is amended to include the following paragraph inserted at the end of the current paragraph:

            "Subject to the consent of the Administrator, a Participant may, at any Window Period under the SAR Agreement up to two (2) years prior to the expiration of the SAR, elect on a form provided by the Administrator to surrender a vested SAR in exchange for a credit of an amount equivalent to the value of the SAR on the date of surrender in the Participant's account under this Plan. The


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        Participant must agree to waive any rights to the SAR or under the SAR
        Agreement by making this election on the form provided by the Administrator. Any election so made shall be irrevocable."

        This Second Amendment of the Horseshoe Gaming Holding Corp. Deferred Compensation Plan has been executed by the duly authorized officer of Horseshoe Gaming Holding Corp. on this ________ day of ________________________ 2001.


                                                HORSESHOE GAMING HOLDING CORP.


                                                By:_____________________________

                                                Printed:________________________

                                                Title:__________________________


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                               THIRD AMENDMENT OF
                       THE HORSESHOE GAMING HOLDING CORP.
                           DEFERRED COMPENSATION PLAN

        This Third Amendment of The Horseshoe Gaming Holding Corp. Deferred Compensation Plan is hereby adopted by The Horseshoe Gaming Holding Corp. ("Company").

BACKGROUND

        D. The Company established The Horseshoe Gaming Holding Corp. Deferred Compensation Plan ("Plan"), and last restated the Plan, effective April 1, 2000.

        E. The Company reserved the right to amend the Plan pursuant to Section 16 thereof.

        F. The Company now desires to amend the Plan in certain respects as hereinafter set forth.

AMENDMENT

        THEREFORE, the Company hereby amends the Plan, effective as specifically provided herein, as follows:

        3. Section 3 of the Plan, relating to eligible employees, is hereby amended, effective January 1, 2002, by the addition of the following sentence to the end of said Section:

        "Notwithstanding the preceding sentence, eligible employees are limited to employees holding a Vice President level position and above with the Company and/or a Subsidiary, and whose annual compensation is in excess of eighty-five thousand dollars ($85,000) (or such amount as adjusted for cost-of-living increases under Section 414(q) of the Code)."

        4. Section 6 of the Plan, relating to accounts and vesting, is hereby amended, effective January 1, 2002, by amending the second paragraph of said Section to be and read as follows:

        "Subject to the claims of the creditors of the Company, a Participant shall at all times have a nonforfeitable (vested) right to his account under the Plan with respect to amounts attributable to his salary reduction elections; provided, however, amounts attributable to Company contributions, in a given Plan Year, shall be forfeitable until they become nonforfeitable (vested) on December 31st of such Plan Year; provided such Participant is employed by the Company and/or a Subsidiary as of such date."

        5. Section 7 of the Plan, relating to matching contributions, is hereby amended, effective January 1, 2002, to be and read as follows:


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        "(a)  Employer Match. If a Participant elects to make elective deferrals pursuant to Section 4, the Company shall match such deferrals in the same manner as if such elective deferrals had been made under the Code Section 401(k) plan of the Company, but such match shall only be made with respect to elective deferrals that do not exceed the maximum amount that such Participant could have elected to defer under the Code Section 401(k) plan of the Company up to the limits under Code Section 402(g) for the Plan Year and after taking into account the actual contributions to such Code Section 401(k) plan. The Participant must be employed on the last day of the Plan Year to receive such matching contribution.

              The Company reserves the right to suspend or reduce its contributions under this Section for any Plan Year or any portion thereof.

        (b) Additional Employer Contributions. The Company may make additional matching contributions in such percentage as the Board may determine from time to time, or on behalf of such Participants as the Board may, in its sole discretion, determine from time to time. The Company shall have no obligation to make such matching contribution nor shall the fact that matching contributions are made in one Plan Year create an obligation to make matching contributions at any other time or to any other Participant.

        6. Except as expressly provided in this Amendment, the Plan shall be and remain unchanged.

        IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on the ____ day of ________________, 2001.


                                            HORSESHOE GAMING HOLDING CORP.


                                            By:_________________________________

                                            Title:______________________________



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                               FOURTH AMENDMENT OF
                       THE HORSESHOE GAMING HOLDING CORP.
                           DEFERRED COMPENSATION PLAN

        This Fourth Amendment of The Horseshoe Gaming Holding Corp. Deferred Compensation Plan is hereby adopted by The Horseshoe Gaming Holding Corp. ("Company").

                                   BACKGROUND

        G. The Company established The Horseshoe Gaming Holding Corp. Deferred Compensation Plan ("Plan"), and last restated the Plan, effective April 1, 2000.

        H. The Company reserved the right to amend the Plan pursuant to Section 16, thereof.

        I. The Company now wishes to amend the Plan to provide a discretionary award to a select group of management and highly compensated employees of the Company.

                                    AMENDMENT

        THEREFORE, the Company hereby amends the Plan, as follows:

        1. Section 7 shall be renamed Employer Contributions and Awards.

        2. Subsections "a" and "b" of Section 7, Employer Match and Additional Employer Contributions, (as drafted in the Third Amendment to the Plan) shall be renumbered 7.1 and 7.2, respectively.

        3. 7.3 Discretionary Awards. The Company may provide discretionary awards of deferred compensation to such Participants and in such amounts or percentages as the Board may, in its sole discretion, from time to time determine. The Company shall have no obligation to make such discretionary awards nor shall the fact that discretionary awards may be made in one Plan Year create any obligation to make discretionary awards at any other time or to any other Participant.

        4. Except as expressly provided in this Amendment, the Plan shall be and remain unchanged.


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        This Fourth Amendment of the Horseshoe Gaming Holding Corp. Deferred
Compensation Plan has been executed by the duly authorized officer of Horseshoe Gaming Holding Corp. on this __________ day of December 2001.


                                            HORSESHOE GAMING HOLDING CORP.

                                            By:_________________________________

                                            Printed:____________________________

                                            Title:______________________________


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